Exhibit 99.4

REMUNERATION committee CHARTER

TERRA INNOVATUM GLOBAL N.V.

dated as of 10 October 2025

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Remuneration Committee CHARTER

TERRA INNOVATUM GLOBAL N.V.

1	Introduction

1.1	This charter is the charter (Remuneration Committee Charter) of the remuneration committee (Remuneration Committee) of the board of directors (Board) of Terra Innovatum Global N.V. (Company).

1.2	This Remuneration Committee Charter was adopted by the Board on 9 October 2025 and is effective as from 10 October 2025 and shall remain in full force and effect until amended or terminated (in whole or in part).

1.3	Capitalized terms used but not otherwise defined in this Remuneration Committee Charter have the meaning set forth in the list of definitions included in the regulations of the Board (Regulations).

2	Role and responsibilities

2.1	Without prejudice to the Regulations, the Remuneration Committee advises the Board in relation to its responsibilities and shall prepare resolutions of the Board in relation thereto. The Board shall remain collectively responsible for decisions prepared by the Remuneration Committee.

2.2	The responsibilities of the Remuneration Committee shall include:

(a)	submitting a clear and understandable proposal to the Board concerning the Company’s policy on Director’s remuneration (Remuneration Policy);

(b)	preparing the Board’s decision-making regarding the determination of remuneration of individual Directors, such including submitting a proposal to the Board concerning the remuneration of individual Directors in accordance with the Remuneration Policy;

(c)	preparing the remuneration report (Remuneration Report);

(d)	reviewing and making recommendations to the Board with respect to the Company’s compensation strategy to ensure it is appropriate to attract, retain and motivate senior management and other key employees;

(e)	reviewing and making recommendations to the Board with respect to the executive compensation philosophy, policies and programs that in the Remuneration Committee’s judgment support the Company’s overall business strategy and review and discuss, at least annually, the material risks associated with executive compensation structure, policies and programs to determine whether such structure, policies and programs encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate any such risk;

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(f)	on an annual basis, review and approve corporate goals and objectives relevant to the compensation and remuneration (if any) of the Company’s CEO, evaluate the CEO’s performance in light of those goals and objectives and determine and approve CEO compensation based on this evaluation. In evaluating, determining and approving the long-term incentive component of CEO compensation, the Remuneration Committee may consider, among such other factors as it may deem relevant, the Company’s performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies, the value of similar awards given to other executive officers of the Company, the results of the most recent shareholder advisory vote (Say-on-Pay Vote) on executive compensation required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the awards given to the executive officer in past years. The CEO shall not be present during voting or deliberations relating to his or her compensation;

(g)	on an annual basis, reviewing and approving the compensation of the Company’s other executive officers, evaluating the executive officers’ performance in light of those goals and objectives and determine and make recommendations to the Board with respect to executive officer compensation based on this evaluation. In evaluating and making recommendations with respect to the long-term incentive component of executive officer compensation, the Remuneration Committee may consider, among such other factors as it may deem relevant, the Company’s performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies, the value of similar awards given to other executive officers of the Company, the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act (Sav-on-Pay Vote) and the awards given to the executive officer in past years. No executive officer may be present during voting or deliberations relating to his or her compensation;

(h)	Review and make recommendations to the Board with respect to the Company’s incentive compensation, equity-based remuneration and pension plans, if any. With respect to each such plan, the Remuneration Committee shall have responsibility for:

(i)	implementing and administering the plan;

(ii)	setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for executive officers who may be “covered employees” under applicable laws and regulations;

(iii)	setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for executive officers who may be “covered employees” under applicable laws and regulations;

(iv)	if called for by the plan, certifying that any and all performance targets used for any performance-based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plans;

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(v)	approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

(vi)	granting any awards under any performance-based annual bonus, long- term incentive compensation and equity compensation plans to executive officers or current employees with the potential to become the CEO or an executive officer, including share options and other equity rights (e.g., restricted shares and share purchase rights);

(vii)	approving which executive officers are entitled to awards under the Company’s share option plans; and

(viii)	approving repurchases of securities from terminated employees.

(i)	reviewing and recommending to the Board for approval any employment agreement or compensatory transaction with an executive officer of the Company involving compensation in excess of USD 120,000 per year;

(j)	establishing and periodically reviewing policies concerning perquisite benefits and approve all special perquisites, special cash payments and other special compensation and benefits arrangements for officers and employees of the Company;

(k)	determining and recommending to the Board for approval the Company’s policy with respect to change-of-control or “parachute” payments. In reviewing the Company’s policy with respect to change of control or “parachute” payments, the Remuneration Committee may consider, among such other factors as it may deem relevant, the results of the most recent Say-on-Pay Vote on “parachute” payments, if any;

(l)	reviewing and making recommendations to the Board with respect to executive officer and director indemnification and insurance matters;

(m)	approving compensation awards, including individual awards, as may be required to comply with applicable tax and corporate laws;

(n)	reviewing the Company’s compensation disclosures in its annual proxy statement and its Annual Report on Form 10-K filed with the SEC and assist management in complying with proxy statement and annual report requirements;

(o)	reviewing and discussing the Company’s Compensation Discussion and Analysis (CD&A), if required, with management and based on such review and discussion, determine whether to recommend to the Board that such compensation disclosures and CD&A be disclosed in the Company’s Annual Report on Form 10-K or annual proxy statement filed with the SEC, as applicable;

(p)	reviewing and recommending to the Board for approval the frequency with which the Company will conduct Say-on-Pay Votes, taking into account the results of the most recent shareholder advisory vote on frequency of Say-on-Pay Votes required by Section 14A of the Exchange Act, and review and recommend to the Board for approval the proposals regarding the Say-on-Pay Vote and the frequency of the Say-on-Pay Vote to be included in the Company’s proxy statement filed with the SEC, when applicable;

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(q)	preparing any report required by applicable rules and regulations or listing standards, including the report required by the SEC to be included in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s Annual Report filed on Form 10-K with the SEC;

(r)	reviewing and assessing the adequacy of this Charter annually and recommending to the Board any changes deemed appropriate by the Remuneration Committee;

(s)	reviewing its own performance annually; and

(t)	performing any other activities consistent with this Charter, the Company’s amended and restated memorandum and articles of association and governing law, as the Remuneration Committee or the Board deems necessary or appropriate.

2.3	The following aspects shall in any event be taken into consideration when formulating the Remuneration Policy:

(a)	the Company’s objectives of the strategy for the implementation of sustainable long-term value creation;

(b)	the scenario analyses carried out in advance;

(c)	the pay ratios within the Company and its affiliated enterprise;

(d)	the development of the market price of the Shares;

(e)	an appropriate ratio between the variable and fixed remuneration components. The variable remuneration component is linked to measurable performance criteria determined in advance;

(f)	if Shares are being awarded, the terms and conditions governing this; and

(g)	if rights to subscribe for Shares are being awarded, the terms and conditions governing this and the terms and conditions subject to which these can be exercised.

2.4	The proposal for the remuneration of Directors is drawn up in accordance with the Remuneration Policy and will, in any event, cover the remuneration structure, the amount of the fixed and variable remuneration components, the performance criteria used, the scenario analyses that are carried out and the pay ratios within the Company and its affiliated enterprise. When drafting the proposal for the remuneration of Executive Directors, the Remuneration Committee shall take note of individual Executive Directors’ views with regard to the amount and structure of their own remuneration. The Remuneration Committee shall ask the Executive Directors to pay attention to the aspects referred to in Clause 2.3 of this Remuneration Committee Charter.

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2.5	The Remuneration Report shall in any event describe, in a transparent manner:

(a)	how the Remuneration Policy has been implemented in the past financial year;

(b)	how the implementation of the Remuneration Policy contributes to sustainable long-term value creation;

(c)	that scenario analyses have been taken into consideration;

(d)	the pay ratios within the Company and its affiliated enterprise and, if applicable, any changes in these ratios compared to at least five previous financial years;

(e)	in the event an Executive Director receives variable remuneration, how this remuneration contributes to sustainable long-term value creation, the measurable performance criteria determined in advance on which the variable remuneration depends, and the relationship between the remuneration and performance;

(f)	in the event that a current or former Executive Director receives a severance payment, the reason for this payment; and

(g)	any further information as included in Sections 2:383c through 2:383e DCC.

2.6	The Remuneration Report shall be made generally available and shall be published on the Company’s website.

2.7	The Remuneration Committee shall present all material findings and recommendations, and a report of each of its meetings, to the Board for consideration.

2.8	Every Director shall have unrestricted access to all records of the Remuneration Committee.

3	Composition and size Remuneration Committee

3.1	The Remuneration Committee shall consist of at least two (2) members, all of whom shall be independent within the meaning of the DCGC and the rules and regulations of any national securities exchange on which the Company’s securities are listed.

3.2	All members of the Remuneration Committee must be Non-Executive Directors.

3.3	The Board shall appoint the members of the Remuneration Committee. The Board may substitute the members of the Remuneration Committee at any time provided they meet the independence requirements described above.

3.4	At least one member of the Renumeration Committee shall have experience in matters relating to executive compensation either as a professional or as a business executive. At least two members shall qualify as (a) “outside directors” within the meaning of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, including Treasury Regulations Section 1.162-27 (Outside Directors), and (b) “non-employee directors” within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended (Exchange Act), and the rules and regulations promulgated thereunder (Non-Employee Directors).

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3.5	The Remuneration Committee may not be chaired by the Chairperson or by a former Executive Director. The chairperson of the Remuneration Committee shall be designated by the Board.

3.6	Generally, the term of office of a Remuneration Committee member will not be set in advance. It will inter alia depend on the composition of the Board as a whole and other Committees from time to time.

3.7	The composition of the Remuneration Committee shall be mentioned in the Non-Executive Directors Report.

3.8	The Company Secretary shall act as the secretary to the Remuneration Committee.

3.9	No member of the Remuneration Committee may receive, directly or indirectly, any compensation from the Company other than remuneration paid to Non-Executive Directors for service on the Board or a Committee thereof. For the avoidance of doubt, the remuneration may be awarded in the form of shares and/or rights to acquire shares in the capital of the Company.

3.10	The chairperson of the Remuneration Committee or one of the other members of the Remuneration Committee shall use its best efforts to be available to answer questions about the Remuneration Committee's activities at the annual General Meeting.

4	Meetings of the Remuneration Committee

4.1	The Remuneration Committee shall hold at least one (1) meeting per year and whenever one or more of its members have requested a meeting. The meetings shall generally be held at the office of the Company, but may also take place elsewhere or by means of a conference call, video-conference, or similar communications equipment provided that all members of the Remuneration Committee participating in the meeting can hear each other and none of them has objected to this way of decision-making.

4.2	An attendance register shall be kept and signed by the Company Secretary, or in his absence or inability to act, by a person designated by the chairperson of the meeting, and shall include the names of the members who attended the meeting in person and, if applicable, the names of the members who participated in such meeting by conference call, video conference or by any other means of communication.

4.3	The convocation notices of a Remuneration Committee meeting shall be given in writing, at such time that all the members of the Remuneration Committee are given opportunity to participate in and prepare themselves for the meeting. Any notice of the Remuneration Committee meeting shall contain the agenda for the meeting. The agenda stating the matters for decision, shall be drawn up by the chairperson of the Remuneration Committee. The other information and decision material for the meeting shall be circulated as soon as possible, but in any case no later than two business days before the meeting.

4.4	Resolutions of the Remuneration Committee shall require a simple majority of the votes cast in a meeting in which a majority of the members of the Remuneration Committee is present. If there is a tie vote, the chairperson of the Remuneration Committee shall have the casting vote. In lieu of meetings, actions may be taken by unanimous written consent of the members.

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4.5	The Company Secretary shall take minutes of the meeting. If the Company Secretary is not present at the meeting, the meeting may designate another secretary. The minutes shall be adopted in the same meeting or in a next meeting of the Remuneration Committee, and shall be signed by the chairperson and the secretary of the meeting. A copy of the minutes will be sent to the Board.

4.6	If and when required, the chairperson of the Remuneration Committee shall provide further information to the Board during its meetings on the results of the Remuneration Committee’s discussions.

4.7	The number of meetings of the Remuneration Committee and the main items discussed shall be mentioned in the Non-Executive Directors’ Report.

5	Outside Advisors

The Remuneration Committee shall also have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel, compensation consultants and such other advisors as it deems necessary to fulfil its duties and responsibilities under this Remuneration Committee Charter. The Remuneration Committee shall set the compensation and oversee the work of its outside counsel, the compensation consultants and any other advisors. The Remuneration Committee shall receive appropriate funding from the Company, as determined by the Remuneration Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside counsel and any other advisors. Before retaining an advisor (other than in-house legal counsel and any advisor whose role is limited to consulting on broad-based, non-discriminatory plans or providing information that is not customized in particular for the Company (as described in Item 407(e)(3)(iii) of Regulation S-K)), the Remuneration Committee shall consider the independence of such advisor, including any independence factors that it is required to consider by law or Nasdaq rules.

6	Confidentiality

Each member of the Remuneration Committee shall treat all information and documents obtained within the framework of their position as member of the Remuneration Committee with the necessary discretion and, in the case of classified information, with the appropriate secrecy. Classified information shall not be disclosed outside the Remuneration Committee, made public or otherwise made available to third parties, even after resignation of the Remuneration Committee, unless it has been made public by the Company or it has been established that the information is already in the public domain.

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7	Non-compliance and amendment

7.1	The Board may amend this Remuneration Committee Charter and/or revoke any powers granted by it to the Remuneration Committee.

7.2	If one or more provisions of this Remuneration Committee Charter are or become invalid, this shall not affect the validity of the remaining provisions. The Board may replace the invalid provisions by provisions, which are valid, and the effect of which, given the contents and purpose of this Remuneration Committee Charter is, to the greatest extent possible, similar to that of the invalid provisions.

8	Regulations mutatis mutandis applicable

The relevant articles of the Regulations shall apply mutatis mutandis to this Remuneration Committee Charter.

9	Website

This Remuneration Committee Charter, and any amendments thereto, shall be published on the Company’s website.

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